Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	In accordance with Item 402(x) of Regulation S-K, the Company’s policy on a go-forward basis will be to grant equity awards at times that are not proximate to the release of material nonpublic information. The compensation committee of the Board intends to schedule meetings to approve equity awards in advance and without regard to the timing of the release of earnings or other material nonpublic information. The Company does not intend to time the granting of equity awards to take advantage of any material nonpublic information.

If equity awards ultimately are granted at a time when the Company is in possession of material nonpublic information, such awards will only be made after careful consideration is given by the compensation committee of the Board, and the good-faith rationale and legitimate business reasons for the timing of making the award are documented in the Committee’s minutes. The Company does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.

The exercise price of all stock options shall be set at the closing price of the Company common stock on the date preceding the date of the grant, which is the date the compensation committee of the Board approves the award. The Company does not and will not have a policy or practice of retroactively selecting grant dates or of granting equity awards with exercise prices that are based on a date other than the actual grant date.

Award Timing MNPI Considered [Flag]	false
Award Timing, How MNPI Considered [Text Block]	The Company does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.